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                                                                    Exhibit 99.2


                            SMITH-LURIE/MARKS FAMILY

                             STOCKHOLDERS' AGREEMENT

                        RE THE NEIMAN MARCUS GROUP, INC.

     THIS AGREEMENT, dated as of the first day of September, 1999, is among certain parties (herein individually referred to as a "Stockholder" and collectively as the "Stockholders") who are currently shareholders of Harcourt General, Inc. and anticipate a distribution of Class B Common Stock of THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the "Company") in accordance with an Amended and Restated Distribution Agreement between Harcourt General, Inc. and the Company dated July 1, 1999 and who, by executing this instrument, or a supplemental instrument, elect to become parties hereto and to subject the shares of Class B Common Stock identified herein (or in such supplemental instrument) to the terms and provisions hereof.

                                   WITNESSETH:

     The following sets forth the background of this Agreement:

     A. The Company's authorized capital stock consists of 200,000,000 shares, 150,000,000 of which are common stock, par value $.01 per share (the "Common Stock") and 50,000,000 of which are preferred stock, par value $.01 per share ("Preferred Stock"). As of the date hereof, 49,039,068 shares of Common Stock and no shares of Preferred Stock are issued and outstanding.

     B. The Company, subject to shareholder approval, intends to create a new class of common stock ("Class B Common Stock") while maintaining its present class of common stock (renamed "Class A Common Stock") and its Preferred Stock. 21,440,960 shares of Company Common Stock owned by Harcourt General, Inc. ("HGI"), a Delaware corporation, will be converted into 21,440,960 fully paid shares of Class B Common Stock. HGI's shares of Class B Common Stock will be distributed in a spinoff transaction to HGI's shareholders, including the Stockholders. The date as of which the distribution of Class B Common Stock is effective to vest ownership thereof in distributees is the "Distribution Date" for purposes of this Agreement.

     C. By reason of the Distribution, the parties hereto will on the Distribution Date be the holders of approximately 28% of the Company's Class B Common Stock which will generally have the same rights and privileges as Class A Common Stock except that Class B Common Stock will be entitled to elect at least 82% of the members of the board of directors of the Company.


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     D.   The Stockholders have agreed that:

          (i) in order to maximize the long-term value of the Company and its stock, it is in the collective best interests of the Stockholders and in the best interests of the Company that the Company be able to operate free of the possibility of sale of the substantial amounts of Class B Common Stock which will be held by the Stockholders on the Distribution Date for the period and to the extent provided herein; and

          (ii) it is in the collective best interests of the Stockholders that no Stockholder sell the Class B Common Stock subject to this Agreement without affording the other Stockholders the opportunity to purchase the Class B Common Stock proposed to be sold, as provided herein.

     E. To further the objectives referred to in Paragraph D, above, the Stockholders have agreed that no Stockholder shall transfer any of the shares of Class B Common Stock distributed to such Stockholder on the Distribution Date ("Restricted Stock") except in accordance with the terms of this Agreement. Annexed hereto, made a part hereof and hereby incorporated herein by reference is a Schedule of Stockholders (the "Schedule") which sets forth the Restricted Stock which it is anticipated will be owned by each of the Stockholders on the Distribution Date.

     F. This instrument will set forth the agreements among the Stockholders described in Paragraph E above.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby severally acknowledged, the parties hereto agree as follows:

     1. Paragraphs A through F above accurately set forth the background of this Agreement.

     2. Each Stockholder agrees that he, she or it shall not sell, assign, encumber, hypothecate, pledge, transfer or otherwise dispose of or alienate in any way (any such disposition being herein referred to as a "Transfer" or, collectively, the "Transfers") all or any part of the Restricted Stock (or any interest therein) owned or controlled by him, her or it except upon and subject to the terms of this Agreement. All certificates evidencing each Stockholder's ownership of such Restricted Stock shall bear the following legend (in addition to any other legend thereon):

     "The shares represented by this certificate are subject to the terms of a Smith-Lurie/Marks Family Stockholders' Agreement Re The Neiman Marcus Group, Inc. dated as of September 1, 1999, among certain of the Class B Common Stock stockholders of the Company, by the terms of which such shares cannot be sold, pledged or transferred except subject to the terms of such Agreement, which Agreement limits transfers of such until [fill in third anniversary of Distribution Date] and provides that


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     certain stockholders have the right to purchase such shares and the Company may have the opportunity to repurchase such shares under certain circumstances set forth therein. A copy of such Agreement shall be furnished without charge to the registered holder of this Certificate upon written request therefor."

Nothing contained herein shall preclude a pledge of the Restricted Stock so long as the pledgee shall hold such pledge subject to the restrictions of this Agreement and satisfies each of the terms and conditions set forth in this Agreement.

     3. Each Stockholder agrees that, except as otherwise provided in Paragraph 4 herein, he, she or it will not, directly or indirectly, sell, offer, contract to sell, grant any option to purchase or otherwise transfer or dispose of any Restricted Stock for a period of three (3) years from the Distribution Date. Notwithstanding the foregoing, Restricted Stock which is transferred or distributed to a Permitted Transferee (as defined in Paragraph 4 herein) by reason of the death of a Stockholder (including Restricted Stock which is held by a revocable trust which has become irrevocable by reason of the death of a stockholder, provided that such trust is a Permitted Transferee) may thereafter be transferred free of the restrictions imposed by the immediately preceding sentence.

     4. Notwithstanding the restrictions contained in Paragraphs 3 and 5 of this Agreement, the following transfers ("Permitted Transfers") may be consummated at any time, provided that (except in the case of transfers described in Subsections (i)(C), (vi) and (vii), below) the transferee in such Transfer (the "Permitted Transferee") shall execute such instruments as may be necessary or appropriate (a) to extend the terms, conditions and provisions of this Agreement to such Permitted Transferee while the owner of such Restricted Stock, (b) to agree to comply with and not to suffer any violation of this Agreement and (c) to agree that such Permitted Transferee shall not make or suffer to be made any transfer of such Restricted Stock except upon compliance with the provisions of this Agreement:

          (i)  In the case of a Stockholder who is a natural person,

               (A) To the spouse of such Stockholder, any lineal descendant of a grandparent of such Stockholder, and any spouse of such lineal descendant (which lineal descendants, their spouses, the Stockholder, and his or her spouse are herein collectively referred to as the "Stockholder's Family Members");

               (B) To the trustee of a trust (including a voting trust) principally for the benefit of such Stockholder and/or one or more of his or her Permitted Transferees described in each subclause of this clause (i) other than this subclause (B), provided that such trust may also grant a general or special power of appointment to one or more of such Stockholder's Family Members and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estates of


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          one or more of such Stockholder's Family Members payable by reason of the death of any such Family Members;

               (C) To an organization (hereinafter called a "Charitable Organization"), a contribution to which is deductible for federal income, estate or gift tax purposes or any split-interest trust described in Section 4947 of the Internal Revenue Code, as it may from time to time be amended;

               (D) To a corporation, a partnership or limited liability company if, in the case of a corporation, a majority of its outstanding capital stock entitled to vote for the election of directors is owned by, or in the case of a partnership, a majority of its partnership interests entitled to participate in the management of the partnership are held by, or in the case of a limited liability company, a majority of the membership interests in the limited liability company controlling management of the limited liability company are held by, the Stockholder or his or her Permitted Transferees determined under this clause (i); and

               (E)  To the estate of such Stockholder.

          (ii) In the case of a Stockholder holding the shares of Restricted Stock in question as trustee pursuant to a trust (other than a trust which is a Charitable Organization or a trust described in clause (iii) below), "Permitted Transferee" means (A) any person transferring Restricted Stock to such trust and
(B) any Permitted Transferee of any such person determined pursuant to clause
(i) above.

          (iii) In the case of a Stockholder holding the shares of Restricted Stock in question as trustee pursuant to a trust (other than a Charitable Organization) which is irrevocable on the date hereof, "Permitted Transferee" means (A) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise and (B) any Permitted Transferee of any such person determined pursuant to clause (i) above.

          (iv) In the case of a Stockholder which is a corporation, partnership or limited liability company (other than a Charitable Organization), "Permitted Transferee" means (A) any person (a "Prior Transferor") who theretofore transferred such shares of Restricted Stock to such corporation, partnership or limited liability company, (B) any Permitted Transferee of the Prior Transferor and (C) the stockholders, partners or members, as the case may be, of the Stockholder in connection with a distribution by the Stockholder, so long as such stockholders, partners or managers (x) are stockholders, partners or members of such corporation, partnership or limited liability company on the date hereof or (y) would be Permitted Transferees of such stockholders, partners or members on the date hereof pursuant to one of the other subsections of this Paragraph 4.


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          (v)  In the case of a Stockholder which is the estate of a deceased
Stockholder, or which is the estate of a bankrupt or insolvent Stockholder, which holds record and beneficial ownership of the shares of Restricted Stock in question, "Permitted Transferee" means a Permitted Transferee of such deceased, bankrupt or insolvent Stockholder as determined pursuant to clause (i), (ii),
(iii), or (iv), above, as the case may be.

          (vi) Transfers of shares of Restricted Stock in connection with the merger, consolidation or sale of all or substantially all of the Common Stock of the Company if the surviving entity in such merger, consolidation, or sale is not an affiliate of the Company, other than a transaction not approved by a majority of the Company's Board of Directors (a "Non-Affiliate Merger"). For the purposes of this clause (vi), "affiliate" shall mean any entity controlling, controlled by or under direct or indirect common control of the Company.

          (vii) Transfers of shares of Restricted Stock in connection with the redemption by the Company of all or any portion of the Company's Class B Common Stock, PROVIDED THAT if, at the time of such redemption, the Stockholder holds Class B Common Stock which is not Restricted Stock, the number of shares of Restricted Stock which may be transferred in connection with such redemption shall not exceed that number of shares determined by multiplying the total number of shares to be transferred by the Stockholder in connection with such redemption by a fraction, the numerator of which is the total number of shares of Restricted Stock owned by the Stockholder and the denominator of which is the total number of shares of Class B Common Stock owned by such Stockholder.

All Permitted Transferees (other than Permitted Transferees who acquire Restricted Stock pursuant to Paragraph 4(i)(C), 4(vi) or 4(vii) herein) shall be deemed to be Stockholders for purposes of this Agreement. In applying the provisions of this Paragraph 4, Restricted Stock owned by a revocable trust shall be treated as if owned by the donor or grantor of such trust.

     5.   Without limiting the provisions of Paragraph 3 herein:

          (a) Each Stockholder desiring to sell or otherwise transfer or dispose of Restricted Stock (the "Selling Stockholder") other than to a Permitted Transferee, shall give notice (the "Offer") to each other Stockholder and to the Company setting forth (i) the number of shares of such Restricted Stock to be transferred by such Selling Stockholder (the "Offered Shares"), (ii) the total number of shares of Class B Common Stock owned by such Stockholder and, (iii) if the transfer is not an Exchange Sale (as hereinafter defined), (x) the identity of the proposed transferee and (y) the terms and conditions, including price per share, at which the Offered Shares are to be sold (the "Third Party Offer Price"). For purposes of this Agreement, "Exchange Sale" shall mean a sale which a Selling Stockholder proposes to make through the New York Stock Exchange or other principal exchange or recognized securities market.


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          (b)  Each Stockholder (other than the Selling Stockholder) may elect to purchase all or any portion of the Offered Shares by written notice to the Selling Stockholder given within fifteen (15) business days after receipt of the Offer (the "Acceptance Deadline"); and each such Stockholder so electing is herein referred to as a Purchasing Stockholder. The Company may also elect to purchase all or any portion of the Offered Shares by written notice to the Selling Stockholder given by the Acceptance Deadline provided, however, the Company's acceptance is subject to the prior rights of Purchasing Stockholder and further provided that the Company's acceptance shall only be effective if it specifies that in the event fewer Offered Shares are available after acceptances from Purchasing Stockholders than the number specified by the Company, the Company will purchase such lesser number of Offered Shares. Any purchase by the Company hereunder shall result in shares so purchased by the Company ceasing to be Restricted Shares. Such notice from a Stockholder or from the Company electing to purchase is referred to herein as an "Acceptance". The Acceptance shall specify (i) the number of shares to be purchased by such Stockholder or which the Company is willing to purchase, and (ii) if the Selling Stockholder's proposed sale is an Exchange Sale, the "Trade Date" (which as to each Purchasing Stockholder and, if applicable, the Company shall be such date as may be selected by such Purchasing Stockholder or the Company, as the case may be, which is subsequent to receipt of the Offer and prior to the Acceptance Deadline). The aggregate purchase price for the Offered Shares shall be equal to the number of Offered Shares described in the Acceptance multiplied by (i) in the case of a proposed sale which is not an Exchange Sale, the Third Party Offer Price, and (ii) in the case of a proposed Exchange Sale, (a) the closing price for the Offered Shares on the New York Stock Exchange or other principal exchange or recognized securities market on the Trade Date, less (b) all reasonable costs and expenses that would have been incurred had such Offered Shares been sold by the Selling Stockholder without regard to the right of first refusal, such as brokerage commissions, costs of registration of the Offered Shares pursuant to federal securities laws and taxes (other than income taxes payable by the Selling Stockholder).

          (c) If the number of Offered Shares is insufficient to enable each Purchasing Stockholder to purchase the number of Offered Shares specified in his Acceptance, the Company shall have no right to purchase any Offered Shares and
(i) each Purchasing Stockholder who is a member of the same "Stockholder Family" (as defined in the Schedule) as the Selling Stockholder shall have the right to purchase such portion or all of such shares as he, she or it may elect, to the exclusion of all members of the other Stockholder Family; and (ii) if the number of Offered Shares shall still be insufficient notwithstanding the application of clause (a) above, then each Purchasing Stockholder who is a member of the same Stockholder Family as the Selling Stockholder shall have the right to purchase such number of shares as shall determined by multiplying the total number of such Offered Shares by a fraction, the numerator of which is the number of shares of Restricted Stock owned of record by such Purchasing Stockholder and the denominator of which is the number of shares of Restricted Stock owned of record by all Purchasing Stockholders who are members of the Stockholder Family, and (iii) if the number of Offered Shares shall still be insufficient notwithstanding the application of clauses (i) and (ii), above, then each Purchasing Stockholder shall be entitled to purchase


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such number of shares as shall be determined by multiplying the total number of such Offered Shares by a fraction, the numerator of which is the number of shares of Restricted Stock owned of record by such Purchasing Stockholder, and the denominator of which is the number of shares of Restricted Stock owned of record by all persons or entities who are Purchasing Stockholders. However, any Purchasing Stockholder may at any time transfer the right to purchase the whole or any portion of the Offered Shares that such person may purchase as provided herein to any other Stockholder (whether or not such other Stockholder shall constitute a Purchasing Stockholder) on such terms and provisions as the parties to such transfer may agree, without any obligation on the part of the transferor to offer to transfer such right to purchase to any other Stockholder and without obligation on the part of the transferee to acquire the right to purchase shares from any other Purchasing Stockholder. In the event of any such transfer of the right to purchase Offered Shares, the transferee shall constitute a Purchasing Stockholder hereunder. If the number of Offered Shares is more than (the "Excess") the number of Offered Shares specified in Acceptances from Purchasing Stockholders, the Company's Acceptance shall, subject to Paragraph 5(e), be effective for up to the number of Offered Shares specified in its Acceptance but not more than the Excess.

          (d) Payment for Offered Shares shall be made in immediately available federal funds by each Purchasing Stockholder, and by the Company if applicable, to the Selling Stockholder on or before the Closing Date (as hereinafter defined). For purposes of this Agreement, the Closing Date shall be (i) seven
(7) business days from the date of a Purchasing Stockholder's Acceptance, or the Company's Acceptance, in the case of a proposed Exchange Sale, or (ii) thirty
(30) days from the date of the Offer, in the case of a proposed sale which is not an Exchange Sale. Payment shall be made at the Selling Stockholder's address set forth in the Schedule against delivery by such Selling Stockholder of stock certificates and instruments of conveyance sufficient to transfer the Offered Shares to be transferred to the Purchasing Stockholder (and/or the Company) free and clear of all liens and encumbrances. Such Selling Stockholder shall deliver the stock certificates and instruments of conveyance sufficient to effect such transfer at such time concurrently with the receipt of such Purchase Price; provided, however, if the proposed sale was not an Exchange Sale and on the Closing Date for the purchase by a particular Purchasing Stockholder other Purchasing Stockholders have not yet performed, the Selling Stockholder may create an escrow arrangement with an escrow agent reasonably acceptable to the Purchasing Stockholder to hold the stock certificates and instruments of conveyance pending the closing of the sale of all of the Offered Shares, and shares held in such escrow shall be distributed to the appropriate Purchasing Shareholders when all closings have occurred, but if there is a default in performance as described in Paragraph 5(g) below such shares will be distributed to Purchasing Shareholders or to the Selling Stockholder for disposition in accordance with the remedies chosen by the Selling Stockholder. As used herein, the term "business day(s)" shall mean day(s) on which the Executive Offices of the Company are officially open for business.

          (e) Notwithstanding any of the foregoing, in the case of a proposed sale which is not an Exchange Sale, if, at the time the Acceptance Deadline for all


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Stockholders has passed, Stockholders and the Company have elected to purchase fewer Offered Shares, in the aggregate, than the Selling Stockholder proposes to sell, the Selling Stockholder shall give notice of such fact to each other Stockholder and the Company, and each other Stockholder and the Company shall have three (3) business days after receipt of such notice within which to subscribe for additional Offered Shares (the "Acceptance Extension Period"). If, at the time the Acceptance Extension Period for all Stockholders and the Company has passed, Purchasing Stockholders and the Company have still subscribed for fewer Offered Shares, in the aggregate, than the Selling Stockholder proposes to sell, the Selling Stockholder shall have no obligation to sell Offered Shares to other Stockholders and the Company pursuant to the Offer but shall have the option to (i) sell to Purchasing Stockholders and/or the Company the number of Offered Shares subscribed for in the manner described in Paragraphs 5(d) and
(g), herein, or (ii) sell the Offered Shares to the third party named in the Offer on the terms and conditions contained in the Offer, provided that such transfer is effected within forty-five (45) days after delivery to Stockholders of the Offer. If, at the time the Acceptance Extension Period for all Stockholders and the Company has passed, Purchasing Stockholders and the Company have subscribed for all or more than the Offered Shares, then Paragraphs 5(b) through (d) inclusive and Paragraphs 5(g) through (j) inclusive shall be applicable.

          (f) Notwithstanding any of the foregoing, in the case of a proposed Exchange Sale, any and all Offered Shares which Stockholders and/or the Company have not purchased pursuant to the Offer and on the terms and conditions described herein, may be sold by the Selling Stockholder on the New York Stock Exchange or other principal exchange or recognized securities market, provided that such sale is effected within forty five (45) days after delivery to the Stockholders and the Company of the Offer.

          (g) If Acceptances to purchase at least that number of Offered Shares which the Selling Stockholder proposes to sell have been received by the Selling Stockholder either in response to his original Offer, or, in the case of a sale which is not an Exchange Sale, during the Acceptance Extension Period, but one or more Purchasing Stockholders or the Company defaults in the performance of its obligations to purchase the Offered Shares described in the Acceptances, the Selling Stockholder shall give notice of such default to each other Stockholder and the Company and each other Stockholder and the Company shall have three (3) business days after receipt of such notice within which to cure, fully or partially, such default by purchase of some or all of the Offered Shares with respect to which there was a default. In the event that such default is not timely cured by other Stockholders, the Selling Stockholder, (i) in the case of a proposed Exchange Sale may sell such of the Offered Shares as were not purchased pursuant to Acceptances or cure on the New York Stock Exchange or other principal exchange or securities market or (ii) in the case of proposed sale which is not an Exchange Sale shall have no obligation to sell any of the Offered Shares to other Stockholders or to the Company pursuant to the Offer, but shall have the option, in addition to pursuing any and all other remedies available at law or in equity against the defaulting Stockholder or, if the Company defaulted, against the Company to (A) sell the


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number of Offered Shares subscribed for by non-defaulting Stockholders in the manner described in Paragraph 5(d), above and either (z) retain the Offered Shares subscribed for by the defaulting Stockholder(s), or (y) sell to the third party named in the Offer the Offered Shares subscribed for by the defaulting Stockholder(s) or (B) sell the Offered Shares to the Third Party named in the Offer on the terms and conditions contained in the Offer, provided that such transfer is effected within forty-five (45) days after delivery to Stockholders and the Company of the Offer.

          (h) The provisions of this Paragraph 5 contemplate a separate transaction between the Selling Stockholder and each Purchasing Stockholder and, if applicable, between the Selling Stockholder and the Company with respect to the shares offered by such Selling Stockholder.

          (i) If any dispute shall arise among Stockholders as to the amount of the Offered Shares that may be purchased initially or by reason of the default of a Purchasing Stockholder, such Stockholders shall use their best efforts to ensure that such default will not preclude the purchase of the Offered Shares from the Selling Stockholder which are the subject of such controversy; and to that end, shall, if appropriate, utilize escrow arrangements and arbitration to facilitate acquisition of the Offered Shares and a prompt resolution of the controversy subsequent to such acquisition.

          (j) The provisions of Paragraphs 4(a), (b) and (c), requiring that any Permitted Transferee execute such instruments as shall be necessary or appropriate, inter alia, to extend the terms, conditions and provisions of this Agreement to Restricted Stock acquired by the Transferee shall be applicable to any purchase pursuant to this Paragraph 5, and each Purchasing Stockholder shall execute the instruments contemplated by such Paragraphs 4(a), (b) and (c) at or prior to his, her or its becoming entitled to receive certificates evidencing the acquisition of the Offered Shares.

     6. The attachment of the interest of any Stockholder in Restricted Stock by a judgment creditor, or any person claiming a lien thereon, or the filing of an involuntary petition in bankruptcy against a Stockholder or the appointment of any receiver in bankruptcy proceedings against a Stockholder, if any of the said proceedings have not been dismissed within thirty (30) days after the filing thereof, or the filing of a voluntary petition in bankruptcy by a Stockholder or the use of any insolvency act by a Stockholder, or the breach by a Stockholder of any of the covenants or agreements contained herein (any or all of the foregoing to be referred to herein as "Triggering Events") shall IPSO FACTO be deemed for all purposes to be, and shall be, a continuing offer on the part of such Stockholder, so long as such conditions exist and remain uncured, to sell his, her or its Restricted Stock to the other Stockholders on the terms, conditions and provisions set forth in Paragraph 5 hereof, at a price equal to
(a) the closing price for the Common Stock on the New York Stock Exchange on the date of the Triggering Event or (b) if the Common Stock is not traded on the New York Stock Exchange on the date of the Triggering Event, the closing price for the Common Stock on such other principal exchange or recognized securities market as the Common Stock shall then be traded or (c) if the Common Stock is not traded on a principal exchange or recognized securities


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market on the date of the Triggering Event, then the fair market value of the
Common Stock, as determined in good faith by the Company's Board of Directors.

     Without limitation, any Stockholder described in the preceding paragraph of this paragraph 6 shall be a "Selling Stockholder" for purposes of Paragraph 5, and the occurrence of any event described in this Paragraph 6 shall, for purposes of Paragraph 5, be the functional equivalent of a decision by the Selling Stockholder to transfer all of his, her or its Restricted Stock and to give the notice constituting the Offer contemplated by Paragraph 5(a) above.

     7. In the event that all Restricted Stock shall cease to be outstanding, this Agreement shall automatically terminate and be of no further force and effect. In any event, this Agreement shall terminate twenty-one (21) years after the death of the last to die of the group consisting of Richard A. Smith, his wife, Susan F. Smith, Nancy L. Marks, and their respective children and grandchildren living on the date of execution of this Agreement.

     8. Whenever by the terms of this Agreement notice or demand shall or may be given to the Company or to any Stockholder, the same shall be in writing and shall be sent, postage prepaid, Express Mail or registered or certified mail return receipt requested, or by reputable expedited commercial delivery service such as Federal Express, or by hand, addressed to the party for whom it is intended at the addresses set forth in the Schedule.

     Whenever by the terms hereof notice is, or is required to be, given to a party hereto, a copy shall also be sent, postage prepaid, Express Mail or registered or certified mail return receipt requested, or by expedited commercial delivery service to Goulston & Storrs, Attention: Mark D. Balk, Esquire, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333.

     Any address for the giving of notice may be changed from time to time by written notice given to all parties to this Agreement.

     Whenever by the terms hereof, notice may, or is required to be, given on or before a specified date, notice shall be properly given only if deposited in the United States mail (or with such commercial delivery service) in conformity with the provisions of this Paragraph 8 on or before such date. All notices sent via Express Mail or expedited commercial delivery service shall be deemed to have been received on the date on which delivery is guaranteed by such Express Mail or commercial delivery service. All notices sent by registered or certified mail shall be deemed to have been received three (3) days from the date on which such notices are mailed.

     9. All of the parties hereto acknowledge that the stock of the Company is of a unique and special character, and that in the event of a breach or threatened breach of the covenants of this Agreement by any party hereto (other than the payments of monetary obligations), any remedy at law would be inadequate. It is, therefore, agreed that in the


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event of such a breach or threatened breach by any party, the party against whom such relief is sought shall not raise the defense that there exists an adequate remedy at law. Any party shall have said remedies in addition to any other rights or remedies which may exist at law or in equity or under the provisions of this Agreement.

     10. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law, but only to the extent the same continues to reflect fairly the intent and understanding of the parties expressed by this Agreement taken as a whole.

     11. Unless the context otherwise requires, the terms "Company", "Stockholder" and "Stockholders", as used herein, shall be construed to refer to such parties, their respective legal representatives, successors and assigns, and all of the terms, provisions and conditions hereunder shall be binding upon and inure to the benefit of each Stockholder, but the foregoing reference to the assigns of a Stockholder shall not be construed as permitting transfers by such Stockholder of such Restricted Stock, except for such transfers as may be permitted pursuant to this Agreement. Without limitations references to the "Company" shall include any successor to the Company by merger, consolidation, acquisition of assets, recapitalization, reorganization, or otherwise.

As used herein, any reference to Restricted Stock shall include the Restricted Stock described in the Schedule, all stock distributed or transferred by the Company with respect to the Restricted Stock, and all stock issued and from time to time outstanding by reason of transfers of the Restricted Stock described in the Schedule pursuant to Paragraphs 4(i) - (v) and 5. Without limiting the generality of the foregoing, references to Restricted Stock shall include all shares issued by reason of a stock split, stock dividend, so-called "reverse stock split," combination of shares, exchange offer or otherwise, as well as rights issuances, with respect to the Restricted Stock subject to this Agreement (other than shares issued in connection with a Non-Affiliate Merger).

     12. If action is required to be taken by or through a legal representative of a Stockholder, and there is no such legal representative, the time within which any action is required hereunder shall ipso facto be deemed to be extended for such period as may be reasonably required to permit the designation and/or appointment of a legal representative, and the Company or any Stockholder shall have the right to apply to any court having jurisdiction for the appointment of such legal representative.

     13. The failure to insist upon strict compliance with any of the terms, covenants and conditions herein shall not be deemed a waiver of such terms, covenants and conditions, nor shall any waiver or relinquishment of any right at any one or more times be deemed a waiver or relinquishment of such right at any other time or times.

     14. Any reference in this instrument to the masculine gender shall be deemed also to include the feminine and the neuter, and references to the singular shall be deemed also to include the plural and vice-versa; unless the context otherwise requires.

     15. This Agreement may not be changed orally, but only by an agreement executed by all of the record holders of the Restricted Stock which is outstanding and subject to the terms of this Agreement at the time of such amendment. However, any shares of Restricted Stock may be released from the terms of this Agreement by a written instrument executed by the holders of record of a majority of the Restricted Stock which is then outstanding.

     IN WITNESS WHEREOF, the parties have hereto set their hands and seals as of the day and year first above written.



                                            /s/ Richard A. Smith
                                            ------------------------------------
                                            RICHARD A. SMITH


                                            /s/ Susan F. Smith
                                            ------------------------------------
                                            SUSAN F. SMITH


                                            /s/ Nancy L. Marks
                                            ------------------------------------
                                            NANCY L. MARKS


                                            TRUST U/W/O PHILIP SMITH F/B/O
                                            RICHARD A. SMITH

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            TRUST U/W/O PHILIP SMITH F/B/O
                                            NANCY L. MARKS

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            A-D-R TRUST F/B/O DEBRA SMITH
                                            KNEZ U/I/T dated 2/9/67

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH a/k/a SUSAN M.
                                                SMITH, as Trustee and not
                                                individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            C-J-P TRUST F/B/O CATHY LURIE U/I/T
                                            dated 12/10/73

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            C-J-P TRUST F/B/O PETER LURIE U/I/T
                                            dated 12/10/73

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            J-J-E 1988 TRUST F/B/O JAMES T.
                                            BERYLSON U/D/T dated 11/1/88

                                            By: /s/ John Berylson
                                                --------------------------------
                                                JOHN BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            J-J-E 1988 TRUST F/B/O JENNIFER L.
                                            BERYLSON U/D/T dated 11/1/88

                                            By: /s/ John Berylson
                                                --------------------------------
                                                JOHN BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            J-J-E 1988 TRUST F/B/O ELIZABETH S.
                                            BERYLSON U/D/T dated 11/1/88

                                            By: /s/ John Berylson
                                                --------------------------------
                                                JOHN BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            DEBRA AND BRIAN KNEZ 1988 CHILDREN'S
                                            TRUST F/B/O JESSICA M. KNEZ U/D/T
                                            dated 12/1/88

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            DEBRA AND BRIAN KNEZ 1988 CHILDREN'S
                                            TRUST F/B/O ANDREW P. KNEZ U/D/T
                                            dated 12/1/88

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            ROBERT SMITH AND DANA WEISS 1994
                                            CHILDREN'S TRUST F/B/O MADELEINE W.
                                            SMITH U/D/T dated 12/1/94

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            ROBERT SMITH AND DANA WEISS 1994
                                            CHILDREN'S TRUST F/B/O RYAN A. SMITH
                                            U/D/T dated 12/1/94

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            AMY SMITH BERYLSON 1978 INSURANCE
                                            TRUST U/D/T dated 9/5/78

                                            By: /s/ Amy Smith Berylson
                                                --------------------------------
                                                AMY SMITH BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            DEBRA SMITH KNEZ 1978 INSURANCE
                                            TRUST U/D/T dated 9/5/78

                                            By: /s/ Debra Smith Knez
                                                --------------------------------
                                                DEBRA SMITH KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            ROBERT A. SMITH 1978 INSURANCE TRUST
                                            U/D/T dated 9/5/78

                                            By: /s/ Robert A. Smith
                                                --------------------------------
                                                ROBERT A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            RICHARD A. SMITH FAMILY TRUST U/W/O
                                            MARIAN J. SMITH F/B/O DEBRA SMITH
                                            KNEZ

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually


                                            RICHARD A. SMITH FAMILY TRUST U/W/O
                                            MARIAN J. SMITH F/B/O ROBERT A.
                                            SMITH

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            NANCY S. LURIE FAMILY TRUST U/W/O
                                            MARIAN J. SMITH F/B/O CATHY J. LURIE

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            PETER A. LURIE TRUST U/W/O MARIAN J.
                                            SMITH

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            MORRIS J. LURIE FAMILY TRUST U/I/T
                                            dated 4/15/58 F/B/O CATHY J. LURIE,
                                            ET AL

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            MORRIS J. LURIE FAMILY TRUST U/I/T
                                            dated 4/15/58 F/B/O PETER A. LURIE,
                                            ET AL

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            SUSAN F. SMITH GRANTOR RETAINED
                                            ANNUITY TRUST--15 YEARS U/D/T dated
                                            8/10/94

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            SUSAN F. SMITH GRANTOR RETAINED
                                            ANNUITY TRUST--7 YEARS U/D/T dated
                                            8/10/94

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            SUSAN F. SMITH 1998 GRANTOR RETAINED
                                            ANNUITY TRUST--5 YEARS U/D/T dated
                                            9/1/98

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            NANCY LURIE MARKS GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 1/15/97

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            AMY SMITH BERYLSON GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 10/25/94

                                            By: /s/ Amy Smith Berylson
                                                --------------------------------
                                                AMY SMITH BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ John G. Berylson
                                                --------------------------------
                                                JOHN G. BERYLSON,
                                                as Trustee and not individually


                                            AMY SMITH BERYLSON 1998 GRANTOR
                                            RETAINED ANNUITY TRUST U/D/T dated
                                            11/2/98

                                            By:  /s/ John G. Berylson
                                                --------------------------------
                                                JOHN G. BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            ROBERT A. SMITH GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 10/27/94

                                            By: /s/ Robert A. Smith
                                                --------------------------------
                                                ROBERT A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually


                                            ROBERT A. SMITH 1998 GRANTOR
                                            RETAINED ANNUITY TRUST U/D/T dated
                                            11/2/98

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            DEBRA SMITH KNEZ GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 10/27/94

                                            By: /s/ Debra Smith Knez
                                                --------------------------------
                                                DEBRA SMITH KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            DEBRA SMITH KNEZ 1998 GRANTOR
                                            RETAINED ANNUITY TRUST U/D/T dated
                                            11/2/98

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            RICHARD A. SMITH 1976 TRUST F/B/O
                                            AMY SMITH BERYLSON U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            RICHARD A. SMITH 1976 TRUST F/B/O
                                            ROBERT A. SMITH U/D/T dated 12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            RICHARD A. SMITH 1976 TRUST F/B/O
                                            DEBRA SMITH KNEZ U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            MARIAN SMITH D-R-A 1976 TRUST F/B/O
                                            AMY SMITH BERYLSON U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            MARIAN SMITH D-R-A 1976 TRUST F/B/O
                                            ROBERT A. SMITH U/D/T dated 12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            MARIAN SMITH D-R-A 1976 TRUST F/B/O
                                            DEBRA SMITH KNEZ U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            NANCY LURIE MARKS 1976 TRUST F/B/O
                                            CATHY J. LURIE U/D/T dated 12/16/76

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually

                                            By: /s/ Darline M. Lewis
                                                --------------------------------
                                                DARLINE M. LEWIS,
                                                as Trustee and not individually


                                            NANCY LURIE MARKS 1976 TRUST F/B/O
                                            PETER A. LURIE U/D/T dated 12/16/76

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually

                                            By: /s/ Darline M. Lewis
                                                --------------------------------
                                                DARLINE M. LEWIS,
                                                as Trustee and not individually


                                            MARIAN SMITH J-C-P 1976 TRUST F/B/O
                                            JEFFREY R. LURIE U/D/T dated
                                            12/16/76

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually


                                            MARIAN SMITH J-C-P 1976 TRUST F/B/O
                                            CATHY J. LURIE U/D/T dated 12/16/76

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            MARIAN SMITH J-C-P 1976 TRUST F/B/O
                                            PETER A. LURIE U/D/T dated 12/16/76

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually


                                            SMITH MANAGEMENT COMPANY

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                Its
                                                Hereunto duly authorized


                                            MARIAN REALTY COMPANY

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                Its
                                                Hereunto duly authorized


                                            /s/ Amy S. Berylson
                                            ------------------------------------
                                            AMY S. BERYLSON


                                            /s/ John G. Berylson
                                            ------------------------------------
                                            JOHN G. BERYLSON


                                            /s/ Jennifer L. Berylson
                                            ------------------------------------
                                            JENNIFER L. BERYLSON


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            ROBERT A. SMITH


                                            /s/ Debra S. Knez
                                            ------------------------------------
                                            DEBRA S. KNEZ


                       (Signatures continued on next page)

                                            /s/ Brian J. Knez
                                            ------------------------------------
                                            BRIAN J. KNEZ


                                            /s/ Cathy J. Lurie
                                            ------------------------------------
                                            CATHY J. LURIE


                                            /s/ Amy Smith Berylson
                                            ------------------------------------
                                            AMY SMITH BERYLSON, as Guardian of
                                            the Property of James T. Berylson


                                            /s/ John G. Berylson
                                            ------------------------------------
                                            JOHN G. BERYLSON, as Guardian of the
                                            Property of James T. Berylson


                                            /s/ Amy Smith Berylson
                                            ------------------------------------
                                            AMY SMITH BERYLSON, as Guardian of
                                            the Property of Elizabeth S.
                                            Berylson


                                            /s/ John G. Berylson
                                            ------------------------------------
                                            JOHN G. BERYLSON, as Guardian of the
                                            Property of Elizabeth S. Berylson

     Receipt of a counterpart execution copy of this Smith-Lurie/Marks Family Stockholders' Agreement is acknowledged this _______ day of _____________________, 1999.


THE NEIMAN MARCUS GROUP, INC.


By:________________________________
   Its
   Hereunto duly authorized